Lease Abandonment Liability - Schedule of Lease Abandonment Liability (Details) - Vencore Holding Corp. and KGS Holding Corp. - Lease Abandonment - USD ($) $ in Thousands	3 Months Ended	12 Months Ended
	Mar. 30, 2018	Dec. 31, 2017	Dec. 31, 2016
Lease Abandonment Liability [Roll Forward]
Beginning balance	$ 5,150	$ 10,328	$ 18,928
Non‑cash activities	(69)	(834)	(1,598)
Lease payments in liability	(548)	(4,344)	(7,002)
Ending balance	$ 4,533	$ 5,150	$ 10,328